UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2011

Commission File Number of the issuing entity: 333-160604-02

GE EQUIPMENT MIDTICKET LLC, SERIES 2011-1
(Exact name of issuing entity)

Commission File Number of depositor: 333-160604

CEF EQUIPMENT HOLDING, L.L.C.

(Exact name of depositor as specified in its charter)

GENERAL ELECTRIC CAPITAL CORPORATION

(exact name of sponsor as specified in its charter)

Delaware	20-5439580
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

10 Riverview Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 749-2101

(Former name or former address, if changed since last report.)

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Exhibit Index located on page 6

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1.  Entry into a Material Definitive Agreement.

Item 1.01  Entry into a Material Definitive Agreement.

Issuance of Notes

On October 5, 2011, GE Equipment Midticket LLC, Series 2011-1 (the “Issuer”), issued U.S.$138,300,000 Class A-1 Asset Backed Notes due October 22, 2012 (the “Class A-1 Notes”), U.S.$ 163,000,000 Class A-2 Asset Backed Notes due May 22, 2014 (the “Class A-2 Notes”), U.S.$ 143,000,000 Class A-3 Asset Backed Notes due August 24, 2015 (the “Class A-3 Notes”), U.S.$60,690,000 Class A-4 Asset Backed Notes due May 23, 2016 (the “Class A-4 Notes” and, together with the Class A-3 Notes, the Class A-2 Notes, and the Class A-1 Notes, the “Class A Notes”), and U.S.$17,220,000 Class B Asset Backed Notes due January 24, 2022 (the “Class B Notes” and together with the Class A Notes, the “Notes”) described in a Prospectus Supplement dated September 28, 2011 to a Prospectus dated September 21, 2011.

Use of Proceeds

The public offering was made under the registration statement on Form S-3 filed with the Securities and Exchange Commission by the Issuer, which became effective on October 14, 2009 and was assigned commission file number 333-160604 (as amended by Post-Effective Amendment No. 1, dated as of August 9, 2011 and Post-Effective Amendment No. 2, dated as of September 2, 2011 and declared effective on September 13, 2011, the “Registration Statement”).  The aggregate amount registered under the Registration Statement was U.S.$2,533,082,133.

The public offering terminated on October 5, 2011 upon the sale of all of the Class A Notes. The Class B Notes were not offered to the public but rather sold to VFS Financing, Inc. (“VFS”), an affiliate of the depositor. The underwriters of the Class A Notes were RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CastleOak Securities, L.P. and RBC Capital Markets, LLC.  A total of U.S.$138,300,000 Class A-1 Notes were registered and sold, with a total price to the public of U.S.$138,300,000; a total of U.S.$163,000,000 of Class A-2 Notes were registered and sold with a total price to the public of U.S.$162,980,554.10; a total of U.S.$143,000,000 of Class A-3 Notes were registered and sold with a total price to the public of U.S.$142,997,025.60; a total of U.S.$60,690,000 of Class A-4 Notes were registered and sold, with a total price to the public of U.S.$60,688,446.34. There was no underwriting agreement with respect to the Class B Notes and, consequently, no underwriting discount was paid to underwriters with respect to the Class B Notes.

During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was U.S.$ 1,060,439.00.  After deducting the underwriting discount described above, the net offering proceeds to the Issuer before expenses are U.S.$503,905,587.04.  Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be U.S.$1,000,000  and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be U.S.$502,905,587.04.  With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase equipment loans and leases and, in the case of true leases, the related equipment from an affiliate of the Issuer.  Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

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Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The following material definitive agreements have been entered into:

1.  Limited Liability Company Agreement of the Issuer (the “LLC Agreement”), dated as of October 5, 2011.

2.  Receivables Sale Agreement, dated as of October 5, 2011, between General Electric Capital Corporation (“GECC”), GE Capital Information Technology Solutions, Inc., VFS Financing, Inc., Imaging Financial Services, Inc., NMHG Financial Services, Inc. and CEF Equipment Holding, L.L.C. (“CEF Holding”) (the “Receivables Sale Agreement”).

3.  Receivables Purchase and Sale Agreement, dated as of October 5, 2011, between CEF Holding and the Issuer (the “Receivables Purchase and Sale Agreement”).

4.  Servicing Agreement, dated as of October 5, 2011, between the Issuer and GECC, as the servicer (the “Servicing Agreement”).

5.  Indenture, dated as of October 5, 2011 (the “Indenture”) between the Issuer and Deutsche Bank Trust Company Americas, as the indenture trustee.

6.  Administration Agreement (the “Administration Agreement”), dated as of October 5, 2011, between the Issuer and GECC, as the administrator.

Exhibit No.	Description

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Receivables Sale Agreement

Exhibit 4(d)	Receivables Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2011

CEF EQUIPMENT HOLDING, L.L.C.

By: /s/ Charles Rhodes
Name:  Charles Rhodes
Title:    Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Receivables Sale Agreement

Exhibit 4(d)	Receivables Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement

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